UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On December 15, 2017, EP Energy LLC (the “Issuer”), a wholly-owned subsidiary of EP Energy Corporation, issued a press release announcing additional amendments to the previously announced offers by it and its wholly-owned subsidiary, Everest Acquisition Finance Inc. (together with the Issuer, the “Issuers”), to exchange (the “Exchange Offers”) up to $1,200.0 million aggregate principal amount of the Issuers’ new 9.375% Senior Secured Notes due 2024 and cash for the Issuers’ outstanding 9.375% Senior Notes due 2020 (the “2020 Notes”), 7.750% Senior Notes due 2022 (the “2022 Notes”) and 6.375% Senior Notes due 2023 (the “2023 Notes” and, together with the 2020 Notes and the 2022 Notes, the “Old Notes”) and solicitations of consents to proposed amendments with respect to the Old Notes (the “Consent Solicitations”).  The early tender time for the Exchange Offers and Consent Solicitations remains 5:00 p.m., New York City time, on December 19, 2017 (the “Early Tender Time”) and the expiration time for the Exchange Offers and Consent Solicitations remains 5:00 p.m., New York City time, on December 28, 2017.

A description of the amendments is contained in the press release that is included as Exhibit 99.1 to this report and is incorporated by reference herein.  Included as Exhibit 99.2 to this report for illustrative purposes are marked changes to the Confidential Offering Memorandum and Consent Solicitation Statement, dated November 20, 2017 as supplemented on December 13, 2017 (the “Offering Memorandum”) reflecting the amendments.  Except as set forth in the press release, the complete terms and conditions of the Exchange Offers and Consent Solicitations remain as set forth in the Offering Memorandum.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 15, 2017, related to the Exchange Offers and Consent Solicitations.
99.2	Illustrative Changes to the Offering Memorandum.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: December 15, 2017	By:	/s/ Kyle A. McCuen
Kyle A. McCuen Vice President, Interim Chief Financial Officer and Treasurer

EP ENERGY CORPORATION

By:	/s/ Kyle A. McCuen
Kyle A. McCuen Vice President, Interim Chief Financial Officer and Treasurer

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